AMENDMENT NO. 4 TO AMENDED AND RESTATED
LOAN AGREEMENT

        THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”), dated as of February 26, 2003, is entered into by and between Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”) and Bank of America, N.A. as Administrative Agent (the “Agent”) for itself and for the other Lenders, with reference to the Amended and Restated Loan Agreement, dated as of September 16, 1999 (as amended, the “Loan Agreement”) among Borrower, the Agent and the Lenders. The parties hereby agree as follows:

1.     Defined Terms. Any and all initially capitalized terms set forth without definition in this Amendment (including, without limitation, in the recitals hereto) shall have the respective meanings ascribed thereto in the Loan Agreement.

2.     Section 6.9 (Negative Pledge). Section 6.9(f) of the Loan Agreement is amended to read in full as follows:

    “(f)        purchase money Liens securing Indebtedness and any other Liens securing Refinanced Purchase Money Indebtedness, in each case including any interest or title of a lessor under any Capital Lease Obligation and the obligations under any Swap Agreement so provided, permitted by Section 6.10(c) on and limited to the Property acquired, constructed, financed or refinanced with the proceeds of such Indebtedness or Refinanced Purchase Money Indebtedness and Negative Pledges in favor of the holders of such Indebtedness or Refinanced Purchase Money Indebtedness with respect to such Property;"

3. Section 6.10 (Indebtedness). Section 6.10 of the Loan Agreement is amended to add thereto a new clause (i) to read in full as follows:

    “(i)        unsecured Indebtedness of Borrower in an aggregate principal amount not to exceed $20,000,000 which is incurred pursuant to credit documents entered into prior April 1, 2003 and has a tenor which is not in excess of three months, and Contingent Obligations of the Guarantor with respect to such Indebtedness.”

4. Section 6.15(b) (Capital Expenditures). Section 6.15(b) of the Loan Agreement is hereby amended to read in full as follows:

    “(b)        other Capital Expenditures in an aggregate amount that do not, when aggregated with the outstanding amount of any Acquisitions and Investments made under Section 6.16(i), exceed $210,000,000 during the period between January 1, 2002 and ending on the Maturity Date, provided that not more than $120,000,000 of such Capital Expenditures shall be made at The Orleans;"

5.	Conditions Precedent. The effectiveness of this Amendment is subject to the prior satisfaction of each of the following conditions:

(a)	Agent shall have received this Amendment, duly executed by Borrower;

(b)	Agent shall have received an acknowledgment, in the form attached hereto as Exhibit A, from the Guarantor; and

(c)	Agent shall have received a written consent from each of the Required Lenders, substantially in the form of Exhibit B.

6.	Reaffirmation of Loan Agreement; No Default; No Defenses; etc. Borrower hereby reaffirms the Loan Agreement and its obligations to Agent and Lenders thereunder. Borrower represents and warrants that there are no outstanding Events of Default under the Loan Agreement. Borrower acknowledges that Agent and Lenders have fully complied with their respective obligations under the Loan Agreement and that Borrower has no defenses to the validity, enforceability or binding effect of the Loan Agreement.

7.	Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together, shall constitute but one and the same instrument.

8.	Otherwise Not Affected. In the event of any conflict or inconsistency between the Loan Agreement and the provisions of this Amendment, the provisions of this Amendment shall govern. Except to the extent set forth herein, the Loan Agreement shall remain unaltered and in full force and effect.

[Signature Pages Follow] IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

BORROWER: COAST HOTELS AND CASINOS, INC.
By:	/s/ Gage Parrish
Gage Parrish
Title:	VP / CFO

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A. as Administrative Agent
By:	/s/ Janice Hammond
Janice Hammond
Title:	Vice President

EXHIBIT A

ACKNOWLEDGMENT OF GUARANTOR

        In order to induce Agent to execute the Amendment No. 4 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”), and to induce the Lenders to consent to the Amendment, the undersigned hereby represents, warrants and agrees that the undersigned has reviewed and approved the Amendment and that nothing contained therein shall diminish, alter, amend or otherwise affect the undersigned’s obligations to Agent, for the benefit of Lenders, under the Guaranty dated March 18, 1999 (the “Guaranty”) made by the undersigned in favor of Agent for the benefit of the Lenders. The undersigned further confirms that the Guaranty shall continue in full force and effect and agrees that it shall continue to be liable under such Guaranty in accordance with the terms thereof. The undersigned further confirms that it has no defense, counterclaim or offset right whatsoever with respect to its obligations under the Guaranty. Any and all initially capitalized terms set forth in this Acknowledgment of Guarantor shall have the respective meanings ascribed thereto in the Loan Agreement, as amended by the Amendment.

        Dated: 2/26/03 , 2003.

"Guarantor" COAST CASINOS, INC., a Nevada corporation
By:	/s/ Gage Parrish
Name:	Gage Parrish
Title:	VP / CFO

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 4 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Bank of America, N.A.
[Name of Lender]
By:	/s/ Matthew Koenig
Name:	Matthew Koenig
Title:	Managing Director
Dated:	2/24 , 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 4 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

BANK OF SCOTLAND
[Name of Lender]
By:	/s/ Joseph Fratus
Name:	Joseph Fratus
Title:	First Vice President
Dated:	2/26/03 , 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 4 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

THE CIT CROUP/EQUIPMENT FINANCING, INC>
[Name of Lender]
By:	/s/ Katie J. Saunders
Name:	Katie J. Saunders
Title:	Senior Credit Analyst
Dated:	February 25 , 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 4 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Comerica West Incorporated
[Name of Lender]
By:	/s/ Eoin Collins
Name:	Eion P. Collins
Title:	Vice President
Dated:	February 25, 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 4 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Hibernia National Bank
[Name of Lender]
By:	/s/ Chris Haskew
Name:	Chris Haskew
Title:	Vice President
Dated:	February 26, 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 4 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

U.S. Bank
[Name of Lender]
By:	/s/ Ryan Stipe
Name:	Ryan Stipe
Title:	Assistant Vice President
Dated:	February 26, 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 4 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Wells Fargo Bank
[Name of Lender]
By:	/s/ Rick Bokum
Name:	Rick Bokum
Title:	V.P.
Dated:	2/25/03 , 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 4 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

West Coast Bank
[Name of Lender]
By:	/s/ Tim Johnson
Name:	Tim Johnson
Title:	Vice President
Dated:	February 27, 2003